UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-20095	75-2642488
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3890 West Northwest Highway
Suite 500
Dallas, Texas 75220
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     The following exhibit is furnished as a part of this Current Report on Form 8-K:

     99.1 Press Release of Atrium Companies, Inc. dated March 24, 2004

Item 12. Results of Operations and Financial Condition

     On March 24, 2004, Atrium Companies Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.
By:	/s/ Eric W. Long
Eric W. Long
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 24, 2004

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated March 24, 2004